UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )

☑	Filed by Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DANAHER CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

DANAHER CORPORATION

2025 Annual Meeting
Vote by May 5, 2025
11:59 PM ET

DANAHER CORPORATION
C/O INVESTOR RELATIONS
2200 PENNSYLVANIA AVE, NW SUITE 800W
WASHINGTON, D.C. 20037

V64315-P24625

You invested in DANAHER CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 6, 2025
3:00 PM EDT

Virtually at:
www.virtualshareholdermeeting.com/DHR2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect the thirteen directors named in the attached Proxy Statement to hold office until the 2026 Annual Meeting of Shareholders and until their successors are elected and qualified.	
	Nominees:	
1a.	Rainer M. Blair	For
1b.	Feroz Dewan	For
1c.	Linda Filler	For
1d.	Charles W. Lamanna	For
1e.	Teri List	For
1f.	Jessica L. Mega, MD, MPH	For
1g.	Mitchell P. Rales	For
1h.	Steven M. Rales	For
1i.	A. Shane Sanders	For
1j.	John T. Schwieters	For
1k.	Alan G. Spoon	For
1l.	Raymond C. Stevens, Ph.D	For
1m.	Elias A. Zerhouni, MD	For
2.	To ratify the selection of Ernst & Young LLP as Danaher's independent registered public accounting firm for the year ending December 31, 2025.	For
3.	To approve on an advisory basis the Company's named executive officer compensation.	For

NOTE: To consider and act upon such other business as may properly come before the meeting or at any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V64316-P24625